UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     March 14, 2006
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                            Premier Exhibitions, Inc.
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             (Exact name of Registrant as specified in its charter)

           Florida                 000-24452                  20-1424922
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(State or other jurisdiction     (Commission                (IRS Employer
     of incorporation)            File Number)            Identification No.)


  3340 Peachtree Road, Suite 2250, Atlanta, Georgia              30326
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       (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:   (404) 842-2600
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                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

     Brian Wainger, Vice President and Chief Legal Counsel. On March 14, 2006, Premier Exhibitions, Inc. (the "Company") entered into an Employment Agreement with Brian Wainger. Mr. Wainger has served as the Company's Vice President and Chief Legal Counsel since June 2004. Mr. Wainger's Employment Agreement has a three year term commencing as of January 27, 2006. Under his Employment Agreement, Mr. Wainger receives an annual base salary of $173,250, which may be increased annually at the discretion of the Company's Board of Directors. Mr. Wainger is also entitled to receive such bonuses and equity compensation awards as the Company's Board of Directors may from time to time determine. In addition, the Employment Agreement provides for a grant to Mr. Wainger of options to purchase up to 100,000 shares of the Company's Common Stock at an exercise price of $3.65 per share, that being the closing bid price of the Company's Common Stock on January 27, 2006. Such options shall vest in 24 equal monthly installments, commencing the effective date of the Employment Agreement, and shall be exercisable for 10 years from such date. The Employment Agreement also entitles Mr. Wainger to participate in such health, benefit and equity compensation and retirement plans as the Company may from time to time maintain. In addition, in the event of a change of control of the Company, as defined in the Employment Agreement, Mr. Wainger shall continue to be employed on the same terms as prior to the occurrence of such change in control. If, following a change of control of the Company, there is a material change in Mr. Wainger's compensation, benefits, status, working conditions or management responsibilities or a material change in the Company's business objectives or policies, Mr. Wainger may voluntarily terminate his employment and the Company will become obligated to pay him a lump sum equal to 299% of his base salary. Mr. Wainger's Employment Agreement also contains provisions that permit the Company to terminate his employment for cause, as defined in the Employment Agreement, as well as for specified events of disability. If the Company terminates Mr. Wainger's employment for any reason other than cause, Mr. Wainger shall be entitled to a lump sum payment equal to 100% of his annual base salary until one year from the effective date of the Employment Agreement, 200% of his annual base salary until two years from the effective date of the Employment Agreement and 299% of his annual base salary until three years from the effective date of the Employment Agreement. The Employment Agreement also contains standard non-competition, confidentiality and similar restrictive covenants and as well as provisions that require the Company to indemnify and hold Mr. Wainger harmless from certain costs, expenses and liabilities incurred by him as a result of his service to the Company. A copy of Mr. Wainger's Employment Agreement is attached to this Form 8-K as Exhibit 99.1.

     Tom Zaller - Vice President - Exhibitions. On March 14, 2006, the Company entered into an Amendment (the "Amendment") to Tom Zaller's August 4, 2003 Employment Agreement with the Company. Mr. Zaller has served as the Company's Vice President -- Exhibitions since August 2003. The Amendment extends the term of Mr. Zaller's Employment Agreement for an additional three years from January 27, 2006, the effective date of the Amendment. In addition, the Amendment provides for a grant to Mr. Zaller of options to purchase up to 100,000 shares of the Company's Common Stock at an exercise price of $3.65 per share, that being the closing bid price of the Company's Common Stock on the effective date of the Amendment. Such options shall vest in 24 equal monthly installments, commencing the effective date of the Amendment, and shall be exercisable for 10 years from such date. In addition, upon a change of control of the Company, as defined in the Amendment, Mr. Zaller shall continue to be employed on the same terms as prior to the occurrence of such change in control. If, following a change of control of the Company, there is a material change in Mr. Zaller's compensation, benefits, status, working conditions or management responsibilities or a material change in the Company's business objectives or policies occurs, Mr. Zaller may voluntarily terminate his employment and the Company will become obligated to pay him a lump sum payment equal to 299% of his base salary. The Amendment also provides that if the Company terminates Mr. Zaller's employment for any reason other than cause, as defined in his Employment Agreement, Mr. Zaller shall be entitled to be paid a lump sum equal to 100% of his annual base salary until one year from the effective date of the Amendment, 200% of his annual base salary until two years from the effective date of the Amendment and 299% of his annual base salary until three years from the effective date of the Amendment. A copy of the Amendment is attached to this Form 8-K as Exhibit 99.2.

     Arnie  Geller -  President,  Chief  Executive  Officer and  Chairman of the
Board. On March 14, 2006, the Company entered into a Second Amendment (the "Second Amendment") to Mr. Geller's February 4, 2002 Employment Agreement with the Company. Mr. Geller served as President of the Company from May 1993 to May 1995, and has served as a director of the Company since May 1999. He was reappointed as President and Chief Executive Officer of the Company in November 1999. Mr. Geller was appointed Chairman of the Board of Directors of the Company in October 2005. The Second Amendment provides, as an incentive for Mr. Geller to continue his efforts in growing the Company's revenue and profitability that he will be paid a quarterly cash bonus equal to 10% of the Company's quarterly net income. The provisions of the Second Amendment became effective commencing as of July 30, 2004 and a cash bonus of $233,200 paid to Mr. Geller on February 9, 2006 satisfies the Company's obligations under the Second Amendment through the quarter ended August 31, 2005. A copy of the Second Amendment is attached to this Form 8-K as Exhibit 99.3.

Item 9.01     Financial Statements and Exhibits

              (d) The following exhibits are included with this report:

              Exhibit 99.1  Employment Agreement between Premier
                            Exhibitions, Inc. and Brian Wainger.

              Exhibit 99.2 Amendment to Employment Agreement between Premier Exhibitions, Inc. and Tom Zaller.

              Exhibit 99.3  Second Amendment to Employment Agreement
                            between Premier Exhibitions, Inc. and Arnie Geller.
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                             Premier Exhibitions, Inc.


Date:  March 20, 2006        By:     /s/ Arnie Geller
                                    -----------------
                                     Arnie Geller
                                     President and Chief Executive Officer